Taxation on ordinary activities	12 Months Ended
Dec. 31, 2022
Major components of tax expense (income) [abstract]
Taxation on ordinary activities
10 Taxation on ordinary activities
(a) Summary of taxation on ordinary activities

	2022 £m	2021 £m	2020 £m
UK corporation tax	(3)	(25)	38
Comprising:
– current year tax expense	2	1	38
– adjustments in respect of prior periods	(5)	(26)	—
Overseas tax	2,721	2,401	2,387
Comprising:
– current year tax expense	2,675	2,418	2,369
– adjustments in respect of prior periods	46	(17)	18
Total current tax	2,718	2,376	2,425
Deferred tax	(240)	(187)	(317)
Comprising:
– deferred tax relating to origination and reversal of temporary differences	(174)	(29)	(184)
– deferred tax relating to changes in tax rates	(66)	(158)	(133)
	2,478	2,189	2,108
(b) Franked Investment Income Group Litigation Order
The Group is the principal test claimant in an action in the United Kingdom against HM Revenue and Customs (HMRC) in the Franked Investment Income Group Litigation Order (FII GLO). There were 17 corporate groups in the FII GLO as at 31 December 2022. The case concerns the treatment for UK corporate tax purposes of profits earned overseas and distributed to the UK.
The original claim was filed in 2003. The trial of the claim was split broadly into issues of liability and quantification. The main liability issues were heard by the High Court, Court of Appeal and Supreme Court in the UK and the European Court of Justice in the period to November 2012. The detailed technical issues of the quantification mechanics of the claim were heard by the High Court during May and June 2014 and the judgment handed down on 18 December 2014. The High Court determined that in respect of issues concerning the calculation of unlawfully charged corporation tax and advance corporation tax, the law of restitution including the defence on change of position and questions concerning the calculation of overpaid interest, the approach of the Group was broadly preferred. The conclusion reached by the High Court would, if upheld, produce an estimated receivable of £1.2 billion for the Group. Appeals on a majority of the issues were made to the Court of Appeal, which heard the arguments in June 2016. The Court of Appeal determined in November 2016 on the majority of issues that the conclusion reached by the High Court should be upheld. The Supreme Court gave permission for a number of issues to be appealed in two separate hearings. The first, in February 2020, concerned the time limit for bringing claims. HMRC sought to challenge existing case law. In November 2020, the Supreme Court handed down its judgment. The Supreme Court agreed to overturn existing case law partially but introduced a new test for determining whether claims of this type are in time. The case has been remitted to the High Court to apply that new test to the facts. The second hearing was heard in December 2020 and concerned issues relating to the type of claims BAT is entitled to bring. The judgment from the second hearing was handed down in July 2021. Applying that judgment reduces the value of the FII claim to approximately £0.3 billion, mainly as the result of the application of simple interest and the limitation to claims for advance corporation tax offset against lawful corporation tax charges, which is subject to the determination of the timing issue by the High Court and any subsequent appeal.
During 2015, HMRC paid to the Group a gross amount of £1,224 million in two separate payments. The payments made by HMRC have been made without any admission of liability and are subject to refund were HMRC to succeed on appeal. The second payment in November 2015 followed the introduction of a new 45% tax on the interest component of restitution claims against HMRC. HMRC held back £261 million from the second payment contending that it represents the new 45% tax on that payment, leading to total cash received by the Group of £963 million. Actions challenging the legality of the withholding of the 45% tax have been lodged by the Group. The First Tier Tribunal found in favour of HMRC in July 2017 and the Group’s appeal to the Upper Tribunal was heard in July 2018 and judgment has not yet been handed down.
The net £0.9 billion held by the Group is higher than the current value of the claim referred to above. Due to the uncertainty of the amounts and eventual outcome, the Group has not recognised any impact in the Income Statement in the current or prior period. The receipt, net of the deduction by HMRC, is held within trade and other payables as disclosed in note 25. Any future recognition as income will be treated as an adjusting item, due to the size of the amount, with interest of £33 million for the 12 months to 31 December 2022 (2021: £20 million; 2020: £21 million) accruing on the balance, which was also treated as an adjusting item.
The final resolution of all issues in the litigation is likely to take a number of years. The Group made an interim repayment to HMRC of £50 million in 2022 and intends to make further interim repayments in future periods.
(c) Factors affecting the taxation charge
The taxation charge differs from the standard rate of corporation tax in the UK of 19% for 2022, 2021 and 2020. The major causes of this difference are listed below;

	2022		2021		2020
	£m	%	£m	%	£m	%
Profit before tax	9,324		9,163		8,672
Less: share of post-tax results of associates and joint ventures (see note 9)	(442)		(415)		(455)
	8,882		8,748		8,217
Tax at 19% (2021: 19% and 2020: 19%) on the above	1,688	19.0	1,662	19.0	1,561	19.0
Factors affecting the tax rate:
Tax at standard rates other than UK corporation tax rate	397	4.5	319	3.6	368	4.5
Other national tax charges	244	2.7	184	2.1	142	1.7
Permanent differences	83	0.9	87	1.0	20	0.3
Overseas withholding taxes	156	1.8	189	2.2	155	1.9
Double taxation relief on UK profits	(26)	(0.3)	(23)	(0.3)	(22)	(0.3)
Unutilised/(utilised) tax losses	12	0.1	(10)	(0.1)	5	0.1
Adjustments in respect of prior periods	41	0.5	(43)	(0.5)	18	0.2
Deferred tax relating to changes in tax rates	(66)	(0.7)	(158)	(1.8)	(133)	(1.6)
Additional net deferred tax (credits)/charges	(51)	(0.6)	(18)	(0.2)	(6)	(0.1)
	2,478	27.9	2,189	25.0	2,108	25.7

(d) Adjusting items included in taxation
In 2022, adjusting items in taxation included a net credit of £27 million mainly relating to the revaluation of deferred tax liabilities arising on trademarks recognised in the Reynolds American acquisition in 2017 due to changes in U.S. state tax rates and a potential clawback of tax reliefs arising on the closure of the Group's factory in Switzerland.
In 2021, adjusting items in taxation included a net credit of £91 million mainly relating to the revaluation of deferred tax liabilities arising on trademarks recognised in the Reynolds American acquisition in 2017 due to changes in U.S. state tax rates.
In 2020, adjusting items in taxation included a net credit of £35 million mainly relating to the release of a provision regarding the application of overseas withholding tax, the revaluation of deferred tax liabilities arising on trademarks recognised in the Reynolds American acquisition in 2017 due to changes in U.S. state tax rates and the excise dispute in Russia (note 6(g)).
(e) Tax on adjusting items
In addition, the tax on adjusting items, separated between the different categories, as per note 11, amounted to £176 million (2021: £119 million; 2020: £287 million). The adjustment to the adjusted earnings per share (note 11) also includes £5 million (2021: £6 million; 2020: £8 million) in respect of the non-controlling interests’ share of the adjusting items net of tax.
(f) Tax on items recognised directly in other comprehensive income

	2022 £m	2021 £m	2020 £m
Current tax	(6)	(4)	(5)
Deferred tax	(106)	(110)	23
(Charged)/credited to other comprehensive income	(112)	(114)	18
(g) Tax on items recognised directly in equity
In relation to the perpetual hybrid bonds issued on 27 September 2021 (note 22(d)), tax relief of £11 million (2021: £5 million) has been recognised, principally in relation to the coupon incurred.